Exhibit 99.1

USA TODAY CO. ANNOUNCES APPOINTMENT OF INDEPENDENT DIRECTOR TO BOARD OF DIRECTORS
Babbel Chief Executive Officer Tim Allen Appointed to the Board

NEW YORK, NY – September 15, 2026 – USA TODAY Co., Inc. ("USA TODAY Co.", "we", "us", "our", or the "Company") (NYSE: TDAY) today announced that its Board of Directors has appointed Tim Allen, Chief Executive Officer of Babbel, to the Company’s Board of Directors.

“We are pleased to announce Tim’s appointment and excited to welcome him to the Board. Tim brings an exceptional combination of leadership, digital innovation expertise, and consumer-focused growth experience,” said Michael Reed, Chairman and Chief Executive Officer of USA TODAY Co. “Tim’s deep understanding of subscription and direct-to-consumer business models, and track record leveraging technology and AI to drive growth and deepen customer engagement will be invaluable as we continue expanding our digital opportunities. I look forward to his valuable perspective as a member of the USA TODAY Co. Board.”

Allen is the Chief Executive Officer of Babbel, a global digital language-learning company, where he leads the company’s global strategy, operations, and next phase of growth, including the thoughtful integration of AI to enhance customer experiences. For more than two decades across technology, digital media, subscription businesses, and consumer platforms, Allen has built a reputation for driving growth, fostering innovation, and creating customer-centric products and experiences at scale. Prior to joining Babbel, Allen served as Chief Executive Officer of Care.com and Ask.com, held the position of Vice President of Program Management and Operations at Ask.com, and served as General Manager of Product Management at Vimeo, where he helped scale global consumer technology platforms and drive product innovation.

“I am honored to join the USA TODAY Co. Board at this important moment in the Company’s evolution,” said Allen. “With its portfolio of trusted local brands, national reach and longstanding commitment to innovation, I believe USA TODAY Co. is uniquely positioned for long-term success. I look forward to partnering with the Board and leadership team to help advance the Company’s growth strategy, strengthen its service to communities and create value for shareholders.”
For more information about USA TODAY Co., visit: www.usatodayco.com.

ABOUT USA TODAY CO., INC.
USA TODAY Co., Inc. is a diversified media company with expansive reach at the national and local level dedicated to empowering and enriching communities. Our mission is to inspire, inform, and connect audiences. As a media and digital marketing solutions company we are focused on sustainable growth. Through our trusted brands, including the USA TODAY NETWORK, comprised of the national publication, USA TODAY, and our network of local properties, in the United States, and Newsquest, a wholly-owned subsidiary operating in the United Kingdom, we provide essential journalism, local content, and digital experiences to audiences and businesses. We deliver trusted unbiased journalism when and where consumers want it. LocaliQ, our digital marketing solutions brand, supports small and medium-sized businesses with innovative digital marketing products and solutions.

Cautionary Note Regarding Forward-Looking Statements
Certain items in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements relating to our digital opportunities, growth strategies, value for our shareholders, as well as our beliefs, intentions, estimates or strategies regarding the future. Words such as “believe,” “may,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “potential,” “could,” “will,” “would,” “ongoing,” “future,” “create,” “strategy,” or other similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties. These and other risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond our control. The Company can give no assurance its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company's most recent Annual Report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings with the Securities and Exchange Commission. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. Except to the extent required by law, the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.
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MEDIA CONTACT
Lark-Marie Antón
Chief Communications Officer
(646) 906-4087
lark@usatodayco.com

INVESTOR RELATIONS
Matt Esposito
Investor Relations
(703) 854-6708
investors@usatodayco.com